DIREXION SHARES ETF TRUST
DIREXION DAILY ROBOTICS, ARTIFICIAL INTELLIGENCE, & AUTOMATION INDEX BULL 2X SHARES (UBOT)
DIREXION DAILY RETAIL BULL 3X SHARES (RETL)

Supplement dated December 4, 2020 to the
Summary Prospectuses, Prospectus, and
Statement of Additional Information (“SAI”), as last supplemented

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has approved, based on the recommendation of Rafferty Asset Management, LLC, the investment adviser to the Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 2X Shares and the Direxion Daily Retail Bull 3X Shares (each, a “Fund” and collectively, the “Funds”), forward splits of the issued and outstanding shares of the Funds.
After the close of the markets on January 8, 2021 (the “Payable Date”), each Fund will affect a split of its issued and outstanding shares as follows:
Fund Name	Forward Split Ratio	Approximate increase in total number of outstanding shares
Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 2X Shares	5 for 1	400%
Direxion Daily Retail Bull 3X Shares	5 for 1	400%
As a result of these share splits, shareholders of each Fund will receive five shares for each share held of the applicable Fund as indicated in the table above. Accordingly, the number of each Fund’s issued and outstanding shares will increase by the approximate percentage indicated above.
All share splits will apply to shareholders of record as of the close of NYSE Arca, Inc. (the “NYSE Arca”) on January 7, 2021 (the “Record Date”), payable after the close of the NYSE Arca on the Payable Date. Shares of the Funds will begin trading on the NYSE Arca on a split-adjusted basis on January 11, 2021 (the “Ex-Date”). On the Ex-Date, the opening market value of each Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the share split. However, the per share net asset value (“NAV”) and opening market price on the Ex-Date will be approximately one-fifth for the Funds. The table below illustrates the effect of a hypothetical five-for-one stock split on a shareholder’s investment.
5-for-1 Forward Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	10	$50	$500
Post-Split	50	$10	$500
The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the forward split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Funds’ shares and maintains a record of the Funds’ record owners.
The share splits will not result in a taxable transaction for holders of the Funds’ shares. No transaction fees will be imposed on shareholders in connection with the share splits.
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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus, and SAI.